INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2021
INCOME TAXES
Schedule of income tax reconciliation

The Company is subject to the tax laws of Cayman Islands and the tax rate is 0%. The Company’s former subsidiaries were subject to tax at various rates in the jurisdictions in which they operated. The reconciliation of the income tax expense is as follows:

	2021	2020	2019
	$	$	$
Net income (loss) for the year	(40,955)	(45,570)	34,894
Statutory Cayman Islands corporate tax rate	0%	0%	0%
Expected tax expense (recovery)	—	—	—